UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2016

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Drive, Milton Park

Abingdon, Oxfordshire OX14 4RY

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 9, 2016, the Company issued a press release announcing that the U.S. Food and Drug Administration (FDA) has granted Breakthrough Therapy designation for the Company’s affinity enhanced T-cell therapy targeting NY-ESO in synovial sarcoma for HLA-A*201, HLA-A*205 or HLA-A*206 allele-positive patients with inoperable or metastatic synovial sarcoma who have received prior chemotherapy and whose tumor expresses the NY-ESO-1 tumor antigen.

A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Item 9.01.                                        Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibit is filed as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

99.1	Press Release dated February 9, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: February 10, 2016	By:	/s/ Margaret Henry
		Name:	Margaret Henry
		Title:	Corporate Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release dated February 9, 2016.